November 13, 2009

ACTIVEPASSIVE FUNDS

ActivePassive Small/Mid Cap Growth Fund

A series of Advisors Series Trust

Class A and Class I Shares

Supplement to the Prospectuses
Dated February 28, 2009

Effective November 16, 2009, the information regarding Ashfield Capital Partners, LLC on pages 23 and 42 of the Class A Prospectus and pages 23 and 38 of the Class I Prospectus is deleted and replaced with the following:

Page 23, first full paragraph:

The Advisor generally allocates between 40% and 70% of the Fund’s net assets to active management and between 30% and 60% of the Fund’s net assets for passive management.  The Advisor has hired Eagle Asset Management, Inc. to provide its expertise and recommendations regarding the securities in which the Fund should directly invest.  Equity securities used in this strategy are generally believed to have the potential for growth, in comparison to other available investments.  Favorable characteristics would include:

Page 42, paragraphs two through four of the Class A prospectus and page 38, paragraph five through page 39, paragraph one of the Class I prospectus:

Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, was approved by the Board of Trustees on September 10, 2009, to serve as the sub-advisor to the ActivePassive Small/Mid Cap Growth Fund.  Eagle Asset Management, Inc. (“Eagle”) is wholly-owned by Raymond James Financial, Inc., a financial services holding company, and has been an SEC-registered investment adviser since 1984.  Eagle provides discretionary investment management services to both institutional clients and retail clients.

•	Bert L. Boksen, CFA, Managing Director and Portfolio Manager

Mr. Boksen has 32 years of investment experience and is responsible for the management of small cap growth portfolios.  Before joining Eagle in 1995, he served at Raymond James & Associates as Chief Investment Officer and as Chairman of the Raymond James Focus List Committee.  Prior to his tenure at Raymond James & Associates, he was an analyst for Standard & Poor’s.  Mr. Boksen earned a B.A. from City College of New York in 1970 and an M.B.A. from St. John’s University in 1977.  He is a Chartered Financial Analyst (CFA) charterholder.

•	Eric Mintz, CFA, Assistant Portfolio Manager

Mr. Mintz has 14 years of investment experience and covers the energy, industrials, and materials sectors.  Prior to joining Eagle in 2005, he was a Vice President of equity research at the Oakmont Corporation, a private investment firm, providing research support for various investment portfolios and a hedge fund from 1999 to 2005.  He also spent four years with Raymond James & Associates, as a Research Associate covering the entertainment and leisure industries.  He earned a B.A. in Economics from Washington & Lee University, and an M.B.A. from the University of Southern California.  He is a Chartered Financial Analyst (CFA) charterholder.

Please retain this Supplement with your Prospectus for future reference.

November 13, 2009

ACTIVEPASSIVE FUNDS

ActivePassive Small/Mid Cap Growth Fund

A series of Advisors Series Trust

Class A and Class I Shares

Supplement to the Statement of Additional Information (“SAI”)
Dated February 28, 2009

Effective November 16, 2009, the information regarding Ashfield Capital Partners, LLC (“ACP”) on pages 24 through 36 and pages 47 through 50 of the SAI is deleted and replaced with the following:

The first paragraph under the heading “Sub-Advisors” on page 24 is replaced with the following:

Eagle Asset Management, Inc. (“Eagle”), sub-advisor of the ActivePassive Small/Mid Cap Growth Fund, is responsible for the Fund’s day-to-day management, including the Fund’s investment decisions and the execution of securities transactions with respect to the Fund.  Eagle is wholly-owned by Raymond James Financial, Inc., which is a control person of Eagle.  Eagle is registered as an investment adviser with the SEC.

The following table replaces the table on page 28 of the SAI:

Portfolio Managers
Fund	Sub-Advisor	Portfolio Managers

ActivePassive Large Cap Value Fund	C.S. McKee, L.P. (“McKee”)	Gregory M. Melvin Robert A. McGee William J. Andrews Suda Vatsan Christy S. Kosakowsky

ActivePassive Small/Mid Cap Growth Fund	Eagle Asset Management, Inc. (“Eagle”)	Bert L. Boksen Eric Mintz

ActivePassive Intermediate Municipal Bond Fund	Gannett, Welsh & Kotler, LLC (“GW&K”)	Nancy Angell John Fox Martin Tourigny

ActivePassive International Equity Fund	Invesco Aim Advisors, Inc. (“Invesco Aim”)	Clas Olsson (lead manager) Barrett Sides (lead manager) Shuxin Cao Matthew Dennis Jason Holzer

ActivePassive Emerging Markets Equity Fund	Hansberger Global Investors, Inc. (“HGI”)	Francisco Alzuru Aureole Foong Victoria Gretsky

ActivePassive Small/Mid Cap Value Fund	Riazzi Asset Management, LLC (“RAM”)	Michelle Stevens

Fund	Sub-Advisor	Portfolio Managers
ActivePassive Intermediate Taxable Bond Fund	Sage Advisory Services, Ltd. Co. (“Sage”)	Mark MacQueen Thomas Urano Robert D. Williams

ActivePassive Large Cap Growth Fund	Transamerica Investment Management, LLC (“TIM”)	Gary Rollé Geoff Edelstein Erik Rollé

The following table replaces the table found on page 29 of the SAI:

	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
FundQuest Portfolio Managers
Gregory Classen	0	$0.00	0	$0.00	98	$3,803,000,000
Timothy Clift	0	$0.00	0	$0.00	98	$3,803,000,000
Daphne Gu	0	$0.00	0	$0.00	98	$3,803,000,000
Jane Li	0	$0.00	0	$0.00	98	$3,803,000,000
Frank Wei	0	$0.00	0	$0.00	98	$3,803,000,000
Matthew Whitbread	0	$0.00	0	$0.00	98	$3,803,000,000
Sub-Advisor Portfolio Managers
McKee
William J. Andrews	2	$197,181,645	6	$24,372,681	398	$5,884,378,902
Christy S. Kosakowsky	2	$197,181,645	6	$24,372,681	398	$5,884,378,902
Robert A. McGee	2	$197,181,645	6	$24,372,681	398	$5,884,378,902
Gregory M. Melvin	3	$291,785,405	6	$24,372,681	398	$5,884,378,902
Suda Vatsan	2	$197,181,645	6	$24,372,681	398	$5,884,378,902
Eagle
Bert L. Boksen	17	$1,482,017,744	2	$53,452,548	2,487	$1,170,893,474
Eric Mintz	17	$1,482,017,744	0	$0.00	2,487	$1,170,893,474
GW&K
Nancy Angell	1	$3,000,000	0	$0.00	7,246	$6,324,000,000
John Fox	1	$3,000,000	0	$0.00	7,246	$6,324,000,000
Martin Tourigny	1	$3,000,000	0	$0.00	7,246	$6,324,000,000
HGI
Francisco Alzuru	2	$385,343,245	2	$111,762,409	6	$1,102,012
Aureole Foong	2	$1,188,358,435	2	$111,762,409	0	$0.00
Victoria Gretsky	1	$291,898,539	2	$111,762,409	1	$151,828
Invesco Aim
Shuxin Cao	11	$5,667,747,666	1	$176,815,129	4,289	$895,234,107
Matthew Dennis	8	$4,976,464,170	6	$284,376,295	4,289	$895,234,107
Jason Holzer	11	$5,678,672,091	10	$2,557,166,168	4,289	$895,234,107
Clas Olsson	9	$5,036,972,051	10	$2,557,166,168	4,289	$895,234,107
Barrett Sides	9	$4,619,318,848	4	$354,467,077	4,289	$895,234,107
RAM
Michelle Stevens	2	$400,000	0	$0.00	250	$135,800,000
Sage
Mark MacQueen	0	$0.00	0	$0.00	206	$6,639,000,000
Thomas Urano	0	$0.00	0	$0.00	206	$6,639,000,000
Robert D. Williams	0	$0.00	0	$0.00	206	$6,639,000,000
TIM
Geoff Edelstein	2	$171,800,000	1	$50,290,000	90	$128,500,000
Erik Rollé	0	$0.00	1	$10,960,000	0	$0.00
Gary Rollé	12	$4,700,000,000	1	$88,200,000	80	$1,400,000,000

The following table replaces the table on page 30 of the SAI:

	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
FundQuest Portfolio Managers
Gregory Classen	0	$0.00	0	$0.00	0	$0.00
Timothy Clift	0	$0.00	0	$0.00	0	$0.00
Daphne Gu	0	$0.00	0	$0.00	0	$0.00
Jane Li	0	$0.00	0	$0.00	0	$0.00
Frank Wei	0	$0.00	0	$0.00	0	$0.00
Matthew Whitbread	0	$0.00	0	$0.00	0	$0.00
Sub-Advisor Portfolio Managers
McKee
Gregory M. Melvin	1	$36,411,819	0	$0.00	1	$246,557,271
Robert A. McGee	1	$36,411,819	0	$0.00		$246,557,271
William J. Andrews	1	$36,411,819	0	$0.00		$246,557,271
Suda Vatsan	1	$36,411,819	0	$0.00	1	$246,557,271
Christy S. Kosakowsky	1	$36,411,819	0	$0.00	1	$246,557,271
Eagle
Bert L. Boksen	0	$0.00	2	$53,452,548	1	$579,233
Eric Mintz	0	$0.00	0	$0.00	2,487	$1,170,893,474
GW&K
Nancy Angell	0	$0.00	0	$0.00	0	$0.00
John Fox	0	$0.00	0	$0.00	0	$0.00
Martin Tourigny	0	$0.00	0	$0.00	0	$0.00
HGI
Francisco Alzuru	0	$0.00	0	$0.00	0	$0.00
Aureole Foong	1	$896,459,896	0	$0.00	0	$0.00
Victoria Gretsky	0	$0.00	0	$0.00	0	$0.00
Invesco Aim
Shuxin Cao	0	$0.00	0	$0.00	0	$0.00
Matthew Dennis	0	$0.00	0	$0.00	0	$0.00
Jason Holzer	0	$0.00	0	$0.00	0	$0.00
Clas Olsson	0	$0.00	0	$0.00	0	$0.00
Barrett Sides	0	$0.00	0	$0.00	0	$0.00
RAM
Michelle Stevens	0	$0.00	0	$0.00	0	$0.00
Sage
Mark MacQueen	0	$0.00	0	$0.00	0	$0.00
Thomas Urano	0	$0.00	0	$0.00	0	$0.00
Robert D. Williams	0	$0.00	0	$0.00	0	$0.00
TIM
Geoff Edelstein	0	$0.00	0	$0.00	0	$0.00
Erik Rollé	0	$0.00	0	$0.00	0	$0.00
Gary Rollé	0	$0.00	0	$0.00	0	$0.00

The following information is added to page 31 of the SAI:

Eagle —Material Conflicts of Interest.
When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities.

Eagle has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation. The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under Eagle’s Code of Ethics.

The following information is added to page 36 of the SAI:

Eagle Compensation.
Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts.  Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager’s contribution or responsibility to the team. This weighting process may be based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over the fund. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than their fund(s).

Eagle has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds. Eagle seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and the relative (pre-tax) performance (typically one- and three-year performance) of these accounts and various other variable forms of compensation, including stock options and an executive benefit plan. Eagle has created a compensation plan that provides its investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle. Eagle’s investment professionals are compensated as follows:

•	All portfolio managers are paid industry-competitive base salaries;
•	Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;
•	Additional deferred compensation plans, including restricted stock awards and stock option programs, may be provided to key investment professionals;
•
All portfolio managers generally are eligible to receive benefits from Eagle’s parent company including a 401(k) plan, profit sharing, long-term incentive plan, employee stock option plan and employee stock purchase plan.

Eagle currently holds a 51% ownership interest in EB Management I, LLC which acts as the general partner in a limited partnership formed for investment purposes.  Bert Boksen is a 49% owner of EB Management I and the portfolio manager for the Eagle Aggressive Growth Partners Fund I L.P. and Eagle Aggressive Growth Partners II L.P. Eagle also provides administrative and investment research services for the general partner.  Certain officers and employees of Eagle have investment interests in the limited partnership.  On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle’s client accounts.  In such instances, Eagle will ensure that the allocation of securities among its clients and the partnership is equitable, price averaging may be used for trades executed in a series of transactions on the same day.  Mr. Boksen’s additional compensation includes receipt of 50% of the net profits generated by EB Management I.

The following information replaces the information found on pages 47 through 50 of the SAI:

Eagle Asset Management, Inc.
Summary of Proxy Voting Policies
Sub-Advisor to the ActivePassive Small/Mid Cap Growth Fund

The exercise of proxy voting rights is an important element in the successful management of clients’ investments.  Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients.  Eagle has therefore adopted the following proxy voting guidelines as a part of its overall goal of maximizing the growth of its clients’ assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities.  Eagle considers each proxy proposal on its own merits, and makes an independent determination of the advisability of supporting or opposing management’s position.  Eagle believes that the recommendations of management should be given substantial weight, but it will not support management proposals which it believes are detrimental to the underlying value of its clients’ positions.

Eagle usually opposes proposals which dilute the economic interest of shareholders, and it also opposes those that reduce shareholders’ voting rights or otherwise limit their authority.  With respect to takeover offers, Eagle calculates a “going concern” value for every holding.  If the offer approaches or exceeds its value estimate, Eagle will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance.  While they are not exhaustive, they do provide a good indication of Eagle’s general approach to a wide range of issues. On occasion, Eagle may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and Eagle will explain the basis for such votes in its reports to clients.

If you have any questions about these guidelines, or about how Eagle voted, or may vote, on a particular issue, please contact Eagle’s Compliance Department at 1-800-237-3101.

I.           Directors and Auditors

Eagle generally supports the management slate of directors, although Eagle may withhold its votes if the board has adopted excessive anti-takeover measures.

Eagle favors inclusion of the selection of auditors on the proxy as a matter for shareholder ratification.  As a general rule, in the absence of any apparent conflict of interest, Eagle will support management’s selection of auditors.

II.           Corporate Governance

In the area of corporate governance, Eagle will generally support proxy measures which it believes tend to increase shareholder rights.

A.           Confidential Voting.  Eagle generally supports proposals to adopt confidential voting and independent vote tabulation practices, which it believes lessens potential management pressure on shareholders and thus allows shareholders to focus on the merits of proxy proposals.

B.           Greenmail.  Unless they are part of anti-takeover provisions, Eagle usually supports anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price.

C.           Indemnification of Directors.  Eagle usually votes in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because it believes such measures are important in attracting competent directors and officers.

D.           Cumulative Voting Rights.  Eagle usually supports cumulative voting as an effective method of guaranteeing minority representation on a board.

E.           Opt Out of Delaware.  Eagle usually supports by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition.

F.           Increases in Common Stock.  Eagle will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense.

Eagle generally votes against the following anti-takeover proposals, as it believes they diminish shareholder rights.

A.           Fair Price Amendments.  Eagle generally opposes fair price amendments because they may deter takeover bids, but Eagle will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.

B.           Classified Boards.  Eagle generally opposes classified boards because they limit shareholder control.

C.           Blank Check Preferred Stock.  Eagle generally opposes the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval.

D.           Supermajority Provisions.  Eagle usually opposes supermajority-voting requirements because they often detract from the majority’s rights to enforce its will.

E.           Golden Parachutes.  Eagle generally opposes golden parachutes, as they tend to be excessive and self-serving, and Eagle favors proposals which require shareholder approval of golden parachutes and similar arrangements.

F.           Poison Pills.  Eagle believes poison pill defenses tend to depress the value of shares.  Therefore, Eagle will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills.

G.           Reincorporation.  Eagle opposes reincorporation in another state in order to take advantage of a stronger anti-takeover statute.

H.           Shareholder Rights.  Eagle opposes proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority.

Eagle generally votes on other corporate governance issues as follows:

A.           Other Business.  Absent any compelling grounds, Eagle usually authorizes management to vote in its discretion.

B.           Differential Voting Rights.  Eagle usually votes against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares.

C.           Directors-Share Ownership.  While Eagle views some share ownership by directors as having a positive effect, Eagle will usually vote against proposals requiring directors to own a specific number of shares.

D.           Independent Directors.  While Eagle opposes proposals which would require that a board consist of a majority of independent directors, it may support proposals which call for some independent positions on the board.

E.           Preemptive Rights.  Eagle generally votes against preemptive rights proposals, as they may tend to limit share ownership, and they limit management’s flexibility to raise capital.

F.           Employee Stock Ownership Plans (ESOPs).  Eagle evaluates ESOPs on a case-by-case basis.  Eagle usually votes for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock.  For leveraged ESOPs, Eagle examines the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders.  Eagle may also examine where the ESOP shares are purchased and the dilutive effect of the purchase.  Eagle votes against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device.

III.           Compensation and Stock Option Plans

Eagle reviews compensation plan proposals on a case-by-case basis.  Eagle believes that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so it generally tends to vote with management on these issues.  However, if the proposals appear excessive, or bear no rational relation to company performance, Eagle may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, Eagle’s analyses generally have lead it to vote with management.  However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company’s stock for the award of options, Eagle may oppose them because of concerns regarding the dilution of shareholder value.  Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements.

IV.           Social Issues

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares.  Consistent with that duty, Eagle has found that management generally analyzes such issues on the same basis, and so it generally supports management’s recommendations on social issue proposals.

Examples of proposals in this category include:

1. Anti-Abortion.	11. Israel.
2. Affirmative Action.	12. Military Contracts.
3. Animal Rights.	13. Northern Ireland.
a. Animal Testing	a. MacBride Principles.
b. Animal Experimentation	14. Nuclear Power.
c. Factory Farming.	a. Nuclear Waste.
4. Chemical Releases.	b. Nuclear Energy Business.
5. El Salvador	15. Planned Parenthood Funding.
6. Environmental Issues.	16. Political Contributions.
a. CERES Principles.	17. South Africa.
b. Environmental Protection.	a. Sullivan Principles.
7. Equal Opportunity.	18. Space Weapons
8. Discrimination.	19. Tobacco-Related Products.
9. Government Service.	20. World Debt
10. Infant Formula.

VII.          Conflicts of Interest

Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle’s proxy votes are cast as prescribed by its guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle’s Guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII.        Record Keeping

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

•	Copy of each proxy statement received.
•	Record of each vote cast.
•	Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.
•	Copy of each written client request for information on how Eagle voted proxies on behalf of the client.
•	Copy of all written responses by Eagle to client who requested (written or oral) information on how Eagle voted proxies on behalf of the client.

*   *   *   *   *
Please retain this Supplement with your SAI for future reference.